EXHIBIT 10.1


               TENTH AMENDMENT (this "Amendment") dated as of May 25, 1999, to the Master Credit Support Agreement dated as of December 3, 1996, between Genesis Crude Oil, L.P., a Delaware limited partnership ("Genesis OLP"), and Salomon Smith Barney Holdings Inc., a Delaware corporation ("SSB Holdings"), as amended by the First Amendment dated as of May 12, 1997, the Second Amendment dated as of August 22, 1997, the Third Amendment dated as of August 1, 1997, the Fourth Amendment dated as of September 29, 1997, the Fifth Amendment dated as of November 14, 1997, the Sixth Amendment dated as of February 13, 1998, the Seventh Amendment dated as of March 20, 1998, the Eighth Amendment dated as of June 30, 1998 and the Ninth Amendment dated as of August 14, 1998 (as amended, the "Credit Agreement").

          A. Genesis OLP and SSB Holdings are parties to the Credit Agreement, pursuant to which SSB Holdings has agreed to extend credit to Genesis OLP, subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          B. To make certain changes requested by Genesis OLP, the parties hereto desire to amend the Credit Agreement as provided herein, subject to the terms and conditions set forth herein.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendments to Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended as follows:

          (i) The definition of "Guaranty Facility Maturity Date" is hereby amended to read as follows:

          "Guaranty Facility Maturity Date" shall mean December 31, 2000.

          (ii) Clause (z) of the definition of "Maximum Credit Support Amount" is hereby amended by deleting the reference to December 31, 1999 and replacing it with December 31, 2000.

          (b) Section 2.1(b)(iii) of the Credit Agreement is hereby amended by deleting the reference to December 31, 1999 and replacing it with December 31, 2000.

          (c) Section 2.1(b)(iv) of the Credit Agreement is hereby amended by deleting the reference to December 31, 1999 and replacing it with December
31, 2000.

          (d) Schedule I to the Credit Agreement, as previously amended, is hereby replaced in its entirety by Annex A hereto.

          SECTION 2. Representation and Warranties. Genesis OLP hereby represents and warrants to SSB Holdings, on and as of the date hereof, that:

          (a) This Amendment has been duly authorized, executed and delivered by Genesis OLP, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of Genesis OLP, enforceable in accordance with its terms.

          (b) The representation and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct after giving effect to this Amendment.

          (c) No Default or Event of Default has occurred and is continuing, or will have occurred or be continuing after giving effect to this Amendment.

          SECTION 3. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

          (c) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby. The Credit Agreement, as amended and modified hereby, constitutes the entire agreement of the parties relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein and therein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.


                              SALOMON SMITH BARNEY HOLDINGS INC.,


                              By  /s/  Mark Kleinman
                                 -----------------------------------------------
                                 Name:  Mark Kleinman
                                 Title: Executive Vice President and Treasurer

                              GENESIS CRUDE OIL, L.P., by GENESIS ENERGY,
                              L.L.C., its operating general partner,


                              By /s/ Ross A. Benavides
                                 -----------------------------------------------
                                 Name:  Ross A. Benavides
                                 Title: Chief Financial Officer

                                                                     ANNEX A

                                   SCHEDULE I


          Period                                            Fee*
          ------                                            -----
Year 1 (beginning on the Closing Date and ending on December 31, 1997)
     First Quarter**                                        0.25%
     Second Quarter                                         0.25%
     Third Quarter                                          0.25%
     Fourth Quarter                                         0.25%

Year 2 (beginning on January 1 and ending on December 31, 1998)

     First Quarter                                          0.30%
     Second Quarter                                         0.30%
     Third Quarter                                          0.30%
     Fourth Quarter                                         0.30%

Year 3 (beginning on January 1 and ending on December 31, 1999)

     First Quarter                                          0.50%
     Second Quarter                                         0.50%
     Third Quarter                                          0.50%
     Fourth Quarter                                         0.50%

Year 4 (beginning on January 1 and ending on December 31, 2000)

     First Quarter                                          0.50%
     Second Quarter                                         0.50%
     Third Quarter                                          0.75%
     Fourth Quarter                                         0.75%






--------------------------

  * Fee is based upon the indicated rate on a per annum basis.

  ** Each quarter shall be a three calendar month period except for this First Quarter, which shall extend from the closing Date through March 31, 1997.